SUP-0148-0316

SANFORD C. BERNSTEIN FUND, INC.

AB Blended Style Funds:

-AB International Portfolio

-AB Tax-Managed International Portfolio

(each a “Portfolio” or collectively, the “Portfolios”)

Supplement dated March 7, 2016 to the Prospectus and Summary Prospectuses dated January 15, 2016 offering Class A, Class B, Class C and Class Z shares (the “Prospectuses”) of the AB International Portfolio and AB Tax-Managed International Portfolio of Sanford C. Bernstein Fund, Inc.

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Effective June 30, 2016, the following chart for each Portfolio replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for each Portfolio and reflects those persons responsible for day-to-day management of the Portfolio’s portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Sharon E. Fay	Since 2013	Senior Vice President of the Manager

Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Avi Lavi	Since June 2016	Senior Vice President of the Manager

Laurent Saltiel	Since 2012	Senior Vice President of the Manager

Karen Sesin	Since 2011	Senior Vice President of the Manager

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Effective June 30, 2016, the following replaces the first and second paragraphs and corresponding table in the section “Management of the Portfolios — Portfolio Managers” in the Prospectus, which relate to the Portfolios.

The day-to-day management of, and investment decisions for, the AB International Portfolio and AB Tax-Managed International Portfolio are made by the International Team, comprised of senior International portfolio managers. No one person is principally responsible for coordinating the Portfolios’ investments.

The following table lists the persons within the International Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Sharon E. Fay; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2011. She is also Head of AB Equities and Chief Investment Officer of Global Value Equities since prior to 2011.

Kent W. Hargis; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2011, and Head of Quantitative Research Equities.

Avi Lavi; since June 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2011.

Laurent Saltiel; since 2012; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2011. He is also Chief Investment Officer of International Large Cap Growth and Emerging Markets Growth since prior to 2011.

Karen Sesin; since 2011; Senior Vice President of the Manager	Senior Vice President and Head of Blend Strategies and Senior Portfolio Manager of Equity Strategies of the Manager, with which she has been associated in a similar capacity to her current position since prior to 2011.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0148-0316

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